SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                        CHINA RESOURCES DEVELOPMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                        CHINA RESOURCES DEVELOPMENT, INC.
                    Room 2005, 20/F., Universal Trade Centre
                     3-5A Arbuthnot Road, Central, Hong Kong

                       -----------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 28, 1999


To the Shareholders:

         Notice is hereby given that an Annual Meeting of Shareholders (the "Annual Meeting") of CHINA RESOURCES DEVELOPMENT, INC. (the "Company"), will be held at the offices of Hainan Zhongwei Agricultural Resources Company Limited, Sixth Floor, International Hong Yun Hotel, 13 Haixiu Avenue, Haikou City, Hainan Province, People's Republic of China, on May 28, 1999, at 3:00 p.m., local time, for the following purposes:


         1. To consider and vote upon a proposal by the Board of Directors to effect a one-for-ten reverse stock split of the Company's common stock, par value $0.001 per share; and of the Company's Series B Preferred Stock, par value $0.001 per share.


         2. To elect directors in Class III;

         3. To consider and vote upon the ratification of the appointment of Ernst & Young as the Company's independent accountants for the fiscal year ending December 31, 1999; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         Shareholders of record at the close of business on April 30, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The Company's annual report on Form 10-K for the year ended December 31, 1998, is enclosed for your convenience.

         Please sign and date the enclosed proxy card and return it promptly in the accompanying envelope (no postage required if mailed in the United States) to ensure that your shares will be represented at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person even if you have previously submitted a proxy.

                                        By Order of the Board of Directors,

                                        /s/ Wong Wah On
                                        ------------------------------------
                                        Wong Wah On
                                        Corporate Secretary

May 13, 1999

                        CHINA RESOURCES DEVELOPMENT, INC.
                    Room 2005, 20/F., Universal Trade Centre
                     3-5A Arbuthnot Road, Central, Hong Kong
                       ----------------------------------

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD ON MAY 28, 1999


         This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of China Resources Development, Inc., a Nevada corporation (the "Company"), from holders of the Company's outstanding shares of Common Stock, par value $0.001 per share (the "Common Stock"), and from the holder of the Company's outstanding shares of Series B preferred stock (the "Preferred Stock"), for the Annual Meeting of Shareholders to be held May 28, 1999, for the purposes set forth in the accompanying notice (the "Annual Meeting"). The Company will bear the costs of soliciting proxies from its shareholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. This proxy statement is first being mailed to shareholders of the Company on or about May 13, 1999.


                              VOTING AT THE MEETING

         At the close of business on April 30, 1999, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), there were outstanding and entitled to vote approximately 5,929,004 shares of Common Stock and 3,200,000 shares of Preferred Stock. All of the outstanding shares of Common Stock and Preferred Stock are entitled to vote on all matters which properly come before the annual meeting, and each shareholder will be entitled to one vote for each share of Common Stock or Preferred Stock held.

         Each proxy that is properly signed and received prior to the Annual Meeting will, unless revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated, the shares will be voted FOR approval of the reverse stock split, FOR the election of the nominees for director listed in this proxy statement, FOR ratification of the appointment of Ernst & Young, and FOR the approval of such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof. A shareholder who has given a proxy may revoke such proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation or duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person.

         A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of Common Stock and Preferred Stock, counted together, of the Company, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions as shares of Common Stock or Preferred Stock that are present and entitled to vote for purposes of determining the presence of a quorum. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain shares of Common Stock if instructions have not been received from the beneficial owner or other person entitled to vote. If a broker or nominee indicates on the proxy that it does not have instructions or discretionary authority to vote certain shares of Common Stock on a particular matter, those shares will not be considered as present for purposes of determining whether a quorum is present or whether a matter has been approved.

         The nominees for director who receive the greatest number of votes cast in person or by proxy at the Annual Meeting shall be elected directors of the Company. The vote required for adoption of the other proposals herein is the affirmative vote of a majority of the shares of Common Stock and Preferred Stock present in person or represented by proxy at the Annual Meeting; and, for purposes of determining shareholder approval of such proposals, abstentions will be treated as shares of Common Stock or Preferred Stock voted against adoption of such proposals.


              PROPOSAL 1 - BOARD OF DIRECTORS PROPOSAL TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING CAPITAL STOCK

         The Board of Directors of the Company has approved a resolution to effect a one-for-ten reverse split of the Company's issued and outstanding shares of Common Stock and Preferred Stock (the "Reverse Stock Split"). If the Reverse Stock Split is approved by shareholders, the Board of Directors will determine the date on which the Reverse Stock Split will become effective. Each share of Common Stock and Preferred Stock issued and outstanding immediately prior to that effective date will be reclassified as and changed into one-tenth of one share of Common Stock or Preferred Stock, as the case may be.

         The principal effect of the Reverse Stock Split will be to decrease the number of outstanding shares of Common Stock from 5,929,004 (as of May 13, 1999) to approximately 592,900 shares (assuming that no post-Reverse Stock Split shares of Common Stock are issued in lieu of fractional shares and assuming that no additional shares have been issued or retired subsequent to May 13, 1999). The Common Stock issued pursuant to the Reverse Stock Split will be fully paid and nonassessable. The respective relative voting rights and other rights that accompany the Common Stock will not be altered by the Reverse Stock Split, and the Common Stock will continue to have a par value of $0.001 per share. Consummation of the Reverse Stock Split will not alter the number of authorized shares of the Company's Common Stock, which will remain at 200,000,000, of which approximately 199,407,100 shares of Common Stock would constitute authorized but unissued and unreserved shares. In addition, the Board of Directors included the 3,200,000 shares of the Company's Preferred Stock in the Reverse Stock Split proposal in order to maintain the current relative voting rights of the holders of the Common Stock and of the Preferred Stock.

Reasons for the Proposed Reverse Stock Split

         The Reverse Stock Split is being proposed primarily because the Common Stock does not currently meet the requirements for continued listing on the Nasdaq Small-Cap Market. The Nasdaq Small-Cap Market continued listing standards include a requirement that the closing bid price for a listed company be at least $1.00 per share. Failure to meet this requirement for 30 consecutive trading days may result in a company being delisted from the Nasdaq Small-Cap Market. When the minimum bid price requirement is not met for 30 consecutive trading days, a company is delisted unless its closing bid price equals or exceeds $1.00 for at least ten consecutive trading days during a 90-day period following the notice of non-compliance from The Nasdaq Stock Market, Inc. ("Nasdaq").

         As of December 10, 1998, the closing bid price for the Common Stock had been less than $1.00 for more than 30 consecutive trading days. The Company received a notification of non-compliance from Nasdaq dated December 10, 1998. The notification stated that, in order to avoid delisting of the Common Stock from the Nasdaq Small-Cap Market, the bid price for the Common Stock must close at or above $1.00 per share for at least ten consecutive trading days before

March 10, 1999. The Common Stock failed to meet this minimum bid price requirement during the 90-day period which ended March 10, 1999.


         On March 9, 1999, the Company filed a request with the Nasdaq Listing Qualifications Hearing Department for a hearing to contest the delisting of the Common Stock. The delisting was stayed pending the hearing. Such hearing took place on May 6, 1999. [Outcome of hearing to be inserted in final proxy statement.]


         Additionally, the Board of Directors believes that the high number of shares of Common Stock outstanding and its relatively low per-share market price may adversely effect the trading market for the Common Stock and its acceptability to certain institutional investors and other members of the investing public. While the number of shares outstanding should not, by itself, affect the marketability of a stock, the type of investor who acquires such stock or the Company's reputation in the financial community, the Company believes that, in practice, this is not necessarily the case, as certain investors view low-priced as unattractive or, as a matter of policy, are precluded from purchasing low-priced shares. In addition, certain brokerage houses, as a matter of policy, will not extend margin credit on stocks trading at low prices. On the other hand, certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities.

         The Board of Directors believes that it is in the best interests of the Company and its shareholders to maintain the listing of the Common Stock on the Nasdaq Small-Cap Market and that the consummation of the proposed Reverse Stock Split will increase the price per share of Common Stock to in excess of $1.00. It is anticipated that, if approved by the Company's shareholders, the Reverse Stock Split will become effective at the close of business on June 11, 1999.

         In the event that the Reverse Stock Split is not approved by the Company's shareholders, it is likely that the Common Stock will be delisted by Nasdaq. If this were to occur, the Common Stock would be traded on the OTC Bulletin Board and would be subject to regulations relating to "Penny Stocks" which would immediately affect the ability of shareholders to resell their stock and the market value for the Common Stock.

         There can be no assurance, even if the Reverse Stock Split is consummated, that the bid price per share of Common Stock will increase to in excess of $1.00, or that, if the bid price per share of Common Stock does increase to in excess of $1.00, that such bid price will remain at or above $1.00. Accordingly, there can be no assurance that Nasdaq will not delist the Common Stock even if the Reverse Stock Split is consummated. Additionally, there can be no assurance that the Reverse Stock Split will not adversely impact the market price of, or the trading market for, the Common Stock.

Future Dilution; Anti-Takeover Effects

         There may be certain disadvantages suffered by shareholders of the Company as a result of approval of the Reverse Stock Split. These disadvantages include a significant increase in possible dilution to present shareholders' percentage ownership of the Common Stock because of the additional authorized shares of Common Stock which would be available for future issuance by the Company. Current shareholders, in the aggregate, own approximately 3% of current authorized shares of Common Stock under the Company's present capital structure, but would own only 0.3% of the authorized shares of Common Stock under the Company's post-split capital structure, assuming that the proposed Reverse Stock Split is consummated.

         The proportionate increase in the number of shares of Common Stock available for future issuance may also have certain anti-takeover effects. For example, the availability of a large number of shares of Common Stock for future issuance might allow the Company's Board of Directors to dilute the percentage share ownership of persons who might attempt to obtain control over the Company. Approval of the Reverse Stock Split therefore, may allow the Board of Directors to frustrate a takeover attempt which might be favorable to shareholders as a group, and may have the effect of limiting shareholder participation in these types of transactions. While the Reverse Stock Split may have certain anti-takeover effects, management is not aware of any attempts by third persons to accumulate a large number of shares of Common Stock and the Board of Directors is not recommending the Reverse Stock Split in response to any existing attempts by third parties to obtain control of the Company.

Registration

         The Board of Directors believes that the consummation of the Reverse Stock Split and the changes which would result therefrom will not cause the Company to terminate registration of the Common Stock under the Securities Exchange Act of 1934, as amended, or to cease filing reports thereunder, and the Company does not presently intend to seek, either before or after the Reverse Stock Split, any change in the Company's status as a reporting company for federal securities law purposes.

Federal Income Tax Consequences


         The receipt of Common Stock or Preferred Stock in the Reverse Stock Split should not result in any taxable gain or loss to shareholders for U.S. federal income tax purposes. If the Reverse Stock Split is approved, the U.S. tax basis of Common Stock or Preferred Stock received as a result of the Reverse Stock Split will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock or Preferred Stock. For U.S. federal income tax purposes, the holding period of the shares immediately prior to the effective date of the Reverse Stock Split will be included in the holding period of the Common Stock or Preferred Stock received as a result of the Reverse Stock Split.


SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

Exchange of Certificates


         As soon as is practicable following the effective date of the Reverse Stock Split, shareholders will be notified and requested to surrender their current certificates to the Company's stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split. Commencing on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of Common Stock or Preferred Stock will be deemed for all purposes to evidence ownership of post-Reverse Stock Split shares of Common Stock or Preferred Stock, as the case may be. No fractional shares of Common Stock or Preferred Stock will be issued, and, in lieu thereof, assuming approval by the shareholders of the Reverse Stock Split, a whole share will be issued to any shareholders entitled to a fraction of a share of Common Stock or Preferred Stock.

Determination by Board to Abandon Reverse Stock Split

         In accordance with Nevada law and notwithstanding approval of the proposal by shareholders, at any time prior to the effective date of the Reverse Stock Split, the Board of Directors may, in its sole discretion, abandon the proposal without any further action by shareholders.

Requisite Vote

         Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock and Preferred Stock, counted together, is necessary for approval of the Reverse Stock Split.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO EFFECT THE REVERSE STOCK SPLIT.


                       PROPOSAL 2 - ELECTION OF DIRECTORS

         During 1998, the Company's Board of Directors was comprised of seven directors, and, according to Article VIII of the Company's Articles of Incorporation, the membership of the Board may be increased to no more than 25 directors or decreased to no fewer than three directors by action of the Board of Directors. At the 1996 annual meeting, the shareholders approved an amendment to the Articles of Incorporation to divide the directors into three classes. One class of directors is to be elected each year for a three-year term. However, as three classes of directors were newly established, the Class I directors were elected at the 1996 annual meeting for one-year terms, the Class II directors were elected for two-year terms and the Class III directors were elected for normal three-year terms. At the annual meeting held in 1997, Messrs. Tam Cheuk Ho and Wong Wah On were elected to serve in Class I until the annual meeting to be held in 2000 and until their successors have been duly elected and qualified. At the annual meeting held in 1998, Messrs. Ching Lung Po and Lin Yu Quan were elected to serve in Class II until the annual meeting to be held in 2001 and until their successors have been duly elected and qualified. Messrs. Li Shunxing, Ng Kin Sing (who was selected by the Board of Directors to fill the vacancy created by the resignation of Mr. Zhang Yibing) and Wan Ying Lin (who was selected by the Board of Directors to fill the vacancy created by the resignation of Mr. Yang Jiangang) continue to serve in Class III until the annual meeting to be held in 1999 and until their successors have been duly elected and qualified. Therefore, in accordance with the Articles of Incorporation and the actions taken at the 1996 annual meeting, the election of directors in Class III is to be conducted at the 1999 Annual Meeting.

         The nominees for Class III, if elected, will serve a three-year term until the annual meeting to be held in 2002 and until their successors have duly elected and qualified. Messrs. Wan and Ng are currently serving as directors of the Company. Both nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the nominees. In case any of the nominees shall become unavailable for election to the Board of Directors, which is not anticipated, the persons named as proxies shall have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. Vacancies on the Board of Directors may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

         The nominees and certain information about them are set forth below:

Class III Directors:

         Mr. Wan Ying Lin has been a director of the Company since February 4, 1998. Since September of 1996, Mr. Wan has been the Director and Deputy General Manager of OVM International Holding Corp. (OTCBB: OVMI), which is included in the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc. Mr. Wan graduated from the Guangxi Liuzhou Institute of Medical Specialty, specializing in administration and management. From January 1986 through December 1987, he was the manager of Lam Ko Mould Company, in charge of the China marketing and development division in Hong Kong. From January 1988 through February 1993, Mr. Wan worked as the marketing manager of Wai Tong Trading Company in Hong Kong. In 1993, he joined the Hong Kong Prestressing Concrete Engineering Company Limited, where he serves as manager.

         Mr. Ng Kin Sing has been a director of the Company since February 1, 1999, and also serves as a member of the Board's audit committee. Mr. Ng is the managing director of Action Plan Limited, a securities investment company. From November 1995 until March 1998, Mr. Ng was sales and dealing director for NatWest Markets (Asia) Limited; and from May 1995 until October 1996, he was the dealing director of BZW Asia Limited, an international securities brokerage house. Mr. Ng holds a bachelor's degree in business administration from the Chinese University of Hong Kong.

Information Regarding Board of Directors and Committees

         The Company's Board of Directors held eight (8) meetings during 1998, and all other actions of the Board were taken pursuant to unanimous written consents. The Board of Directors does not have a compensation or nominating committee. The Board has established an audit committee consisting of two "independent" directors, Ng Kin Sing and Wan Ying Lin. The Board as a whole operates as a committee to nominate directors and to administer the Company's 1995 Stock Option Plan (except that a committee of three disinterested persons was formed to act with respect to stock options issued to directors). Each director attended all of the meetings of the Board of Directors during the period for which he was a director.

         The Board of Directors, acting as a nominating committee, will consider candidates for director nominated by shareholders. A shareholder who wishes to submit a candidate for consideration at the 2000 annual meeting must notify the Secretary of the Company in writing no later than March 1, 2000. The shareholder's written notice must include information about each proposed nominee, including name, age, business address, principal occupation, shares beneficially owned and other information required in proxy solicitations. The nomination notice must also include the nominating shareholder's name and address and the number of shares of stock beneficially owned by the shareholder. The shareholder must also furnish a statement from the candidate indicating that the candidate wishes and is able to serve as a director. These procedures, and a statement that the shareholder intends to make the nomination, are prerequisites to a stockholder nominating a candidate at the annual meeting.

Compensation of Directors

         During 1998, directors of the Company did not receive compensation for their service as directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES DESCRIBED ABOVE.

               PROPOSAL 3 - APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young, Certified Public Accountants, as independent accountants to audit the consolidated financial statements of the Company for the year 1999. Ernst & Young has served as the Company's Independent Accountants since March of 1995.

         If the shareholders should fail to ratify the appointment of Ernst & Young as its independent accountants, the Board of Directors would reconsider the appointment. It is expected that representatives of Ernst & Young will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                                OTHER INFORMATION

         For other information regarding the Company, including Beneficial Ownership of Certain Shareholders, Executive Compensation, Financial and Other Information, Management's Discussion and Analysis of Financial Condition and Results of Operations, Certain Relationships and Related Transactions and Compliance with Section 16(a) of the Securities Exchange Act of 1934, as amended, please see the appropriate Items of the Company's Form 10-K annual report for the fiscal year ended December 31, 1998, a copy of which is provided herewith and incorporated herein by this reference.

         This proxy statement and the Form 10-K provided herewith may contain forward-looking statements. Shareholders are cautioned that any such forward-looking statement is not a guarantee of future performance and involves risks and uncertainties, and that actual results may differ materially from those in this proxy statement and the Form 10-K as a result of various factors. The information contained in the Form 10-K, including without limitation the information under the heading, "Management's Discussion and Analysis of Financial Condition and Results of Operations," identifies important factors that could cause such differences. With respect to any such forward-looking statement that includes a statement of its underlying assumptions or bases, the Company cautions that, while it believes such assumptions or bases to be reasonable and has formed them in good faith, assumed facts or bases almost always vary from actual results, and the differences between assumed facts or bases and actual results can be material depending on the circumstances. When, in any forward-looking statement, the Company, or its management, expresses an expectation or belief as to future results, that expectation or belief is expressed in good faith and is believed to have a reasonable basis, but there can be no assurance that the stated expectation or belief will result or be achieved or accomplished.


                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         To be considered for inclusion in next year's proxy materials, shareholder proposals to be presented at the Company's 2000 annual meeting must be in writing and be received by the Company no later than March 1, 2000.

                                 OTHER BUSINESS

         The Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any other matter are properly presented for action, it is the intention of each person named in the accompanying proxy to vote said proxy in accordance with his judgment on such matters.

                            PROXY FOR ANNUAL MEETING
                                 OF SHAREHOLDERS
                                  May 28, 1999


                           This Proxy is Solicited on
                        Behalf of the Board of Directors


                  The undersigned hereby appoints Ching Lung Po and Tam Cheuk Ho, or either of them acting singly in the absence of the other, as attorneys and as proxies, with full power of substitution, to vote all shares of Common Stock and Preferred Stock of China Resources Development, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 28, 1999, at 3:00 p.m., local time, at the offices of Hainan Zhongwei Agricultural Resources Company Limited, located at Sixth Floor, International Hong Yun Hotel, 13 Haixiu Avenue, Haikou City, Hainan Province, People's Republic of China, and at any adjournments or postponements thereof, upon the matters described in the accompanying Proxy Statement and upon other business that may properly come before the meeting. Said proxy is directed to vote as instructed on the matters set forth below and otherwise at his discretion. Receipt of a copy of the Notice of said meeting and Proxy Statement is hereby acknowledged.


                  1. PROPOSAL TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT of the Company's common stock, par value $0.001 per share, and the Company's Series B Preferred Stock, par value $0.001 per share. (The Board of Directors recommends a vote FOR)


              [ ]  FOR              [ ] AGAINST              [ ] ABSTAIN


                  2. ELECTION OF NOMINEES FOR DIRECTORS in Class III. SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEES BY STRIKING OUT THE NAME OF SUCH NOMINEE OR NOMINEES:

                            Ng Kin Sing, Wan Ying Lin

               [ ] FOR               [ ]         WITHHOLD AUTHORITY
             all nominees listed           to vote for all nominees listed


                  3. PROPOSAL TO RATIFY THE SELECTION of Ernst & Young, Certified Public Accountants, as the Company's independent accountants for the fiscal year ending December 31, 1999. (The Board of Directors recommends a vote
FOR)

               [ ] FOR              [ ] AGAINST              [ ] ABSTAIN


                  4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

               [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

Number of Shares:__________________       Name of Owner:________________________
of Common Stock                                        (Please type or print)

                                          Signature:____________________________



                                          Title or Capacity:____________________
                                          (if applicable) (Please type or print)


                                          Date:_________________________________





                                          Name of Owner:________________________
                                                          (Please type or print)

                                          Signature:____________________________



                                          Title or Capacity:____________________
                                          (if applicable) (Please type or print)

                                          Date:_________________________________



This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 through 4. If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE